AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF REORGANIZATION


         This AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF REORGANIZATION ("Amendment No. 2") is made as of May 14, 1996 between CROWLEY, MILNER AND COMPANY, a Michigan corporation ("Crowley's"), and the shareholders of STEINBACH STORES, INC., an Ohio corporation ("Steinbach"), listed on the signature page hereof (collectively, the "Shareholders").

                                   Recitals

         1. Prior to the date hereof, the parties hereto entered into that certain Agreement and Plan of Reorganization dated November 17, 1995 as amended by Amendment No. 1 thereto dated December 29, 1995 (collectively, the "Agreement and Plan of Reorganization").

         2. The parties hereto desire to further amend the Agreement and Plan of Reorganization.

                                   Agreement

         NOW, THEREFORE, in consideration of these premises and subject to the terms and conditions contained herein and for the other consideration provided herein, the parties agree to amend the Agreement and Plan of Reorganization as follows:

         A. Delivery of Disclosure Schedules. Section 4.2(b) of the Agreement and Plan of Reorganization is amended and restated in its entirety as follows:

                 (b)     Delivery of Disclosure Schedules.  The
         Shareholders shall deliver the several Schedules described herein as being part of the Disclosure Schedules (collectively, the "Disclosure Schedules") on or before February 23, 1996.

         B. Delivery of Disclosure Exhibits. Section 4.3(b) of the Agreement and Plan of Reorganization is amended and restated in its entirety as follows:

                 (b) Delivery of Disclosure Exhibits. Crowley's shall deliver the several Exhibits described herein as being part of the Disclosure Exhibits (collectively, the "Disclosure Exhibits") on or before Thursday, February 1, 1996.

         C.      Due Diligence Review by Shareholders.  The last sentence of
Section 5.9 of the Agreement and Plan of Reorganization is amended and restated in its entirety as follows:

         The condition precedent set forth in this Section 5.9 shall expire on May 31, 1996.

         D.      Due Diligence Review by Crowley's.  The last sentence of
Section 6.6 of the Agreement and Plan of Reorganization is amended and restated in its entirety as follows:

         The condition precedent set forth in this Section 6.6 shall expire on May 31, 1996.

         E. Termination -- Methods. Sections 8.1(d), (e) and (h) of the Agreement and Plan of Reorganization are amended and restated in their entirety as follows:

                 (d) On or before May 31, 1996, by the Shareholders if the conduct or results of the Shareholders' due diligence review described in Section 5.9 hereof shall not have been satisfactory to the Shareholders and their advisors as determined in their sole discretion.

                 (e) On or before May 31, 1996, by Crowley's if the conduct or results of Crowley's due diligence review described in
         Section 6.6 hereof shall not have been satisfactory to Crowley's and its advisors as determined in their sole discretion.

                 (h) By either the Shareholders or Crowley's if the Closing has not occurred on or before July 31, 1996.

         F. Exchange of Steinbach and Crowley's Common Stock; Steinbach's Net Book Value. Sections 1.1 and 1.5 of the Agreement and Plan of Reorganization are amended and restated in their entirety as follows:

                 1.1 Exchange of Steinbach and Crowley's Common Stock. Subject to and upon the representations, warranties, covenants, agreements, terms and conditions in this Agreement, at the Closing (as defined herein) and as of the Closing Date (as defined herein), Crowley's shall acquire from the Shareholders and the Shareholders shall deliver to Crowley's an aggregate of 100 shares of Common Stock, without par value (the "Steinbach Common Stock"), of Steinbach, constituting all of the issued and outstanding shares of the capital stock of Steinbach, in exchange for 514,800 shares of Common Stock of Crowley's (the "Crowley's Common Stock"), or approximately thirty-five percent (35%) of the total amount of the Crowley's Common Stock to be outstanding immediately after the Closing (the "Consideration").

                 1.5 Steinbach's Net Book Value. Attached hereto as Annex 1.5 is a balance sheet (the "December 1995 Balance Sheet") relative to the net book value of Steinbach's assets and liabilities as at the close of business on December 30, 1995 (i.e., "Steinbach's Net Book Value") which has been prepared by Steinbach in accordance with generally accepted accounting principles (except as otherwise provided below). It is acknowledged and agreed that (x) for purposes of determining Steinbach's Net Book Value, neither the December 1995 Balance Sheet nor Steinbach's Net Book Value contains or reflects any of the Excluded Assets (as defined herein) or the Excluded Liabilities (as defined herein) or any of the actions to be taken by the Shareholders with respect to the disposition thereof as contemplated in Sections 4.9 and 4.10 hereof, and (y) for purposes of determining Steinbach's Net Book Value, the fixed assets have been determined at Steinbach's historical cost and not in accordance with generally accepted accounting principles.

         G. Waivers. Crowley's hereby waives any failure by the Shareholders to comply with the provisions of Section 4.2(b) prior to February 23, 1996 and the Shareholders hereby waive any failure by Crowley's to comply with the provisions of Section 4.3(b) prior to February 1, 1996.

         H. Effective Date. The effective date of this Amendment No. 2 is as of the date first written above.

         I. Continuation of Agreement. Except as expressly modified or amended hereby, all of the terms and conditions of the Agreement and Plan of Reorganization shall continue and remain in full force and effect.

         J. Definitions. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement and Plan of Reorganization.

         K. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be treated as an original but all of which, collectively, shall constitute a single instrument.


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                         CROWLEY, MILNER AND COMPANY, Crowley's


                         By:  /s/ DENNEY CALLAHAN
                            ------------------------------------


                            Its:  President/CEO
                                --------------------------------



                         JEROME SCHOTTENSTEIN SUB CHAPTER S TRUST
                           NOS. 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10,
                           each a Shareholder and collectively the
                           Shareholders


                         By:  /s/ JAY L. SCHOTTENSTEIN
                            ---------------------------------------
                            Jay L. Schottenstein, Trustee for
                              each of the above-named Trusts













                                   ANNEX 1.5
                                      to
                     Agreement and Plan of Reorganization



            December 1995 Balance Sheet; Steinbach's Net Book Value


PROJECTED BALANCE SHEETS
FISCAL 1995
                                             STEINBACH
                                             DECEMBER
                                             ---------
ASSETS
Cash and equivalents                       $    265,500
Merchandise inventories                      15,236,509
Markdown reserve                             (3,284,000)
                                             ----------
Net inventory                                11,952,509
Prepaid expenses                                286,766
                                             ----------
     Total Current Assets                    12,504,775

Properties                                    6,144,828
                                             ----------
     Total Assets                          $ 18,649,603
                                             ==========

LIABILITIES
Accounts payable                           $  6,357,330
Accruals                                      2,824,190
Capital lease obligations                       199,447
                                              ---------

  Total Current Liabilities                   9,380,967

LONG TERM DEBT
Capital lease obligations                     3,268,636
                                              ---------
   Total Long Term Debt                    $  3,268,636


STOCKHOLDERS' EQUITY
Common stock                                       --
Other capital                                 6,000,000
                                              ---------
  Total Equity                                6,000,000

   Total Liabilities & Equity              $ 18,649,603
                                             ==========